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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): August 29, 2005


                          HOLLINGER INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


    712 FIFTH AVENUE, NEW YORK, NY                         10019
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (212) 586-5666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02    NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS
             OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

             On August 29, 2005, Hollinger International Inc.'s (NYSE: HLR) (the "Company") management and the audit committee of its board of directors, in consultation with the Company's independent registered public accounting firm, KPMG LLP, concluded that certain of the Company's previously published consolidated financial statements should be restated due to the correction of accounting errors in prior periods. The Company will restate its consolidated balance sheets as of December 31, 2000, 2001, 2002 and 2003, and its consolidated statements of operations for the years ended December 31, 2000 and 2001. The restatement results from errors in and expected adjustments to the Company's U.S. federal tax returns for 1999 and 1998 and is mainly related to gains on sale of assets and newspaper operations, and foreign exchange computations in 1999.

             The restatement will decrease the Company's stockholders' equity and increase total income tax liabilities by approximately $29.9 million at December 31, 2000 and approximately $31.9 million at December 31, 2001, 2002 and 2003. The restatement will decrease the Company's net income by approximately $1.7 million for the year ended December 31, 2000 and increase the net loss by approximately $1.9 million for the year ended December 31, 2001.

             The Company will publish the restated consolidated financial statements in its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 which it currently expects to file by the close of the market on Thursday, September 15, 2005.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOLLINGER INTERNATIONAL INC.
                                               (Registrant)


Date: September 1, 2005                 By: /s/ James R. Van Horn
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                                        Name:  James R. Van Horn
                                        Title: VP, General Counsel and Secretary